Assets held for sale	6 Months Ended
Jun. 30, 2018
Discontinued Operations and Disposal Groups [Abstract]
Assets held for sale

Note 27 – Assets held for sale

West Rigel

On December 2, 2015, NADL signed an amendment with Jurong Shipyard (“Jurong”) for the deferral of the delivery of the semi-submersible drilling unit, the West Rigel (the “Unit”). The deferral period originally lasted until June 2, 2016, however this was subsequently extended to July 6, 2018.

In the event no employment was secured for the Unit, no alternative action is completed and following completion of the deferral period, we agreed with Jurong that we would form a Joint Asset Holding Company for joint ownership of the Unit, of which 23% was to be owned by us and 77% by Jurong.

On December 26, 2017, Jurong announced that a sale agreement, subject to conditions had been signed for West Rigel. As the agreement is pursuant to conditions being met, we continued to hold the asset within “Non-current assets held for sale” in the year ended December 31, 2017.

On April 5, 2018, we entered into a settlement and release agreement, subject to Bankruptcy Court approval, with Jurong whereby we agreed that our share of the sale proceeds from the sale of the West Rigel by Jurong would be $126 million. To reflect this as the asset held for sale value at December 31, 2017, a further $2 million loss on disposal was recognized in the Consolidated Statement of Operations.

On May 9, 2018 the West Rigel was sold by Jurong and we received a share of proceeds totaling $126 million.

(In $ millions)	Six months ended June 30, 2018	Year ended December 31, 2017
Opening balance at the beginning of the period	126	128
Sale of West Rigel	(126)	—
Loss on disposal	—	(2)

Non-current assets held for sale	—	126